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                                                                 Exhibit 10.15.3

                      APPLIED EXTRUSION TECHNOLOGIES, INC.

            Amendment to 1999 Supplemental Executive Retirement Plan

         The undersigned, Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), hereby refers to the Applied Extrusion Technologies, Inc. 1999 Supplemental Executive Retirement Plan, as now in effect (the "Plan"), and, effective as of the date hereof, amends Section 4.11(b) of the Plan by substituting the figure "$12,500,000" for the figure "$25,000,000" appearing therein.

         In witness whereof, the Company has caused this Amendment to be executed by its officer thereunto duly authorized.

Date: December 9, 2002

                                APPLIED EXTRUSION TECHNOLOGIES, INC.



                                By  /s/  Amin J. Khoury
                                    Title:  Chairman and Chief Executive Officer

         The undersigned, constituting all of the Participants in the Plan, hereby consent to the above Amendment. This consent may be executed in separate counterparts which shall together constitute one and the same instrument.

/s/  Amin J. Khoury
Amin J. Khoury

/s/  Thomas E. Williams
Thomas E. Williams

/s/  David N. Terhune
David N. Terhune